The Clorox Company

Supplemental Schedule of recast Net Sales and Earnings (Losses) before Income Taxes of the Company’s reportable segments for the fiscal years 2020, 2019 and 2018

Fiscal Year 2020

Net sales (2)
($ millions)	Q1		Q2		Q3		Q4	Fiscal Year
Segment	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Reported
Health and Wellness (Formerly Cleaning)(1)	$562	$633	$501	$575	$671	$736	$805	$2,749
Household (1)	381	361	360	342	500	480	612	1,795
Lifestyle (1)	322	271	347	291	339	294	298	1,154
International	241	241	241	241	273	273	268	1,023

Total Company	$1,506	$1,506	$1,449	$1,449	$1,783	$1,783	$1,983	$6,721

Earnings (Losses) Before Income Taxes (2)
($ millions)	Q1		Q2		Q3		Q4	Fiscal Year
Segment	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Reported
Health and Wellness (Formerly Cleaning)(1)	$178	$170	$147	$134	$231	$210	$252	$766
Household (1)	25	32	37	44	107	114	157	347
Lifestyle (1)	70	71	85	91	66	80	78	320
International	39	39	31	31	36	36	10	116

Corporate	(54)	(54)	(65)	(65)	(143)	(143)	(102)	(364)

Total Company	$258	$258	$235	$235	$297	$297	$395	$1,185

(1) In the fourth quarter of fiscal year 2020, the Digestive Health and Dietary Supplements business units were combined into a new Vitamins, Minerals and Supplements business unit, and the Laundry and Home Care business units were combined to create the Cleaning business unit. These newly established business units, along with the Professional Products business unit, now make up the new Health and Wellness reportable segment. Historical segment financial information presented has been recast to reflect this change.
(2) Unaudited.

The Clorox Company

Fiscal Year 2019

Net sales (4)
($ millions)	Q1		Q2		Q3		Q4		Fiscal Year
Segment	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast
Health and Wellness (Formerly Cleaning) (3)	$571	$649	$500	$583	$508	$584	$530	$606	$2,109	$2,422
Household (3)	442	416	393	368	489	465	546	525	1,870	1,774
Lifestyle (3)	309	257	335	277	309	257	312	257	1,265	1,048
International	241	241	245	245	245	245	239	239	970	970

Total Company	$1,563	$1,563	$1,473	$1,473	$1,551	$1,551	$1,627	$1,627	$6,214	$6,214

Earnings (Losses) Before Income Taxes (4)
($ millions)	Q1		Q2		Q3		Q4		Fiscal Year
Segment	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast
Health and Wellness (Formerly Cleaning) (3)	$180	$173	$135	$132	$135	$128	$150	$137	$600	$570
Household (3)	59	64	46	49	93	97	118	127	316	337
Lifestyle (3)	62	64	78	78	51	54	64	68	255	264
International	28	28	25	25	24	24	19	19	96	96

Corporate	(61)	(61)	(60)	(60)	(63)	(63)	(59)	(59)	(243)	(243)

Total Company	$268	$268	$224	$224	$240	$240	$292	$292	$1,024	$1,024

(3) In the fourth quarter of fiscal year 2020, the Digestive Health and Dietary Supplements business units were combined into a new Vitamins, Minerals and Supplements business unit, and the Laundry and Home Care business units were combined to create the Cleaning business unit. These newly established business units, along with the Professional Products business unit, now make up the new Health and Wellness reportable segment. Historical segment financial information presented has been recast to reflect this change.

(4) Unaudited, with the exception of the fiscal year as reported amounts.

The Clorox Company

Fiscal Year 2018

Net sales (6)
($ millions)	Q1		Q2		Q3		Q4		Fiscal Year
Segment	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast
Health and Wellness (Formerly Cleaning) (5)	$559	$586	$472	$502	$513	$538	$516	$597	$2,060	$2,223
Household (5)	441	414	410	380	493	468	615	587	1,959	1,849
Lifestyle (5)	246	246	268	268	252	252	311	258	1,077	1,024
International	254	254	266	266	259	259	249	249	1,028	1,028

Total Company	$1,500	$1,500	$1,416	$1,416	$1,517	$1,517	$1,691	$1,691	$6,124	$6,124

Earnings (Losses) Before Income Taxes (6)
($ millions)	Q1		Q2		Q3		Q4		Fiscal Year
Segment	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast	As Reported	As Recast
Health and Wellness (Formerly Cleaning) (5)	$172	$170	$121	$119	$135	$129	$146	$132	$574	$550
Household (5)	73	75	54	56	88	94	155	159	370	384
Lifestyle (5)	64	64	69	69	55	55	55	65	243	253
International	23	23	23	23	23	23	15	15	84	84

Corporate	(53)	(53)	(40)	(40)	(59)	(59)	(65)	(65)	(217)	(217)

Total Company	$279	$279	$227	$227	$242	$242	$306	$306	$1,054	$1,054

(5) In the fourth quarter of fiscal year 2020, the Digestive Health and Dietary Supplements business units were combined into a new Vitamins, Minerals and Supplements business unit, and the Laundry and Home Care business units were combined to create the Cleaning business unit. These newly established business units, along with the Professional Products business unit, now make up the new Health and Wellness reportable segment. Historical segment financial information presented has been recast to reflect this change.

(6) Unaudited, with the exception of the fiscal year as reported amounts.